                                                                    EXHIBIT 1.1



                           THE INTERLAKE CORPORATION

                         [     ]% Senior Notes due 2001

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                __________ __, 1995



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CS FIRST BOSTON CORPORATION

c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
140 Broadway
New York, New York  10005

Dear Sirs:


          The Interlake Corporation, a Delaware corporation (the "Company") proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and CS First Boston Corporation (collectively, "you" or the "Underwriters") an aggregate of $100 million principal amount of its [ ]% Senior Notes due 2001 (the "Securities"). The Securities are to be issued pursuant to the provisions of an Indenture to be dated as of __________ __, 1995 (the "Indenture") between the Company and Bank One, Columbus, N.A., a national banking association, as trustee (the "Trustee").

          1.  Registration Statement and Prospectus.  The Company has prepared
              -------------------------------------
and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-2 (File No. 33-59003) including a prospectus relating to the Securities, which may be amended. The registration statement, as amended at the time it becomes effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the Prospectus (including, in the case of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference).

          2.  Agreements to Sell and Purchase.  On the basis of the
              -------------------------------
representations and warranties contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company, $100 million aggregate principal amount of Securities set forth opposite their names in Schedule I hereto. The purchase price for the Securities shall be [ ]% of their principal amount (the "Purchase Price") plus accrued interest, if any.

          3.  Terms of Public Offering.  The Company is advised by you that you
              ------------------------
propose (i) to make a public offering of the Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          4.  Delivery and Payment.  Delivery to you of and payment for the
              --------------------
Securities shall be made at 10:00 A.M., New York City time, on June __, 1995 (the "Closing Date") following the date of the initial public offering, at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement between you and the Company.

          The Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such Securities shall be made available to you for inspection at your office not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. Payment of the Purchase Price shall be made by certified or official bank checks payable in New York Clearing House funds to the order of the Company against delivery to you of the Securities.

          5.  Agreements of the Company.  The Company agrees with each
              -------------------------
Underwriter:

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

          (a) To file, if necessary, an amendment to the Registration Statement (including, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement), as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement (or such post-effective amendment) to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

          (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under state securities or Blue Sky laws, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, a total of two signed copies of the Registration Statement (excluding documents incorporated by reference) as first filed with (or transmitted for filing to) the Commission and of each amendment to it, including all exhibits, and to furnish to each of you such number of conformed copies of the Registration Statement (including documents incorporated by reference) as so filed (or transmitted for filing) and of each amendment to it, without exhibits, as each of you may reasonably request.

          (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus, of which you shall not previously have been advised or to which any of you shall reasonably object in writing; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendments or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become effective at the earliest possible time.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of your counsel a prospectus is required by law to be delivered in connection with sales by you or a dealer, to furnish to you and each dealer as many copies of the Prospectus, any document incorporated therein and any amendment or supplement to the Prospectus, as you or such dealer may reasonably request. The Company consents to the use of the Prospectus and any amendment or supplement thereto by you and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the judgment of the Company or in the opinion of your counsel, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to you and to such dealers as you shall specify, such number of copies thereof as you or dealers may reasonably request.

          (g) Prior to any public offering of the Securities, to cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may reasonably request, to continue such qualification in effect so long as may be reasonably required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided that the
                                                         --------
     Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so subject to service or qualified.

          (h) To mail and make generally available to its security holders as soon as reasonably practicable an earnings statement (which need not be audited) covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act and to advise you in writing when such statement has been so made available.

          (i) So long as any of the Securities are outstanding, to file reports required to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act") and to deliver to you, promptly upon these becoming available, copies of all current, regular and periodic reports filed by the Company with any securities exchange or with the Commission.

          (j) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the preparation, printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the registration with the Commission, and the issuance and delivery by the Company of, the Securities, (iv) the preparation, printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memorandum and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of Securities and the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of your counsel relating to such preparation, printing, delivery, registration or qualification), (v) filings and clearance with the National Association of Securities Dealers, Inc. ("NASD") in connection with the offering, (vi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by you or by dealers to whom Securities may be sold, (vii) obtaining any rating for the Securities from one or more statistical rating organizations and (viii) the performance by the Company of its other obligations under this Agreement.

          (k) Prior to the Closing Date, to furnish to you, as soon as they have been prepared by the Company, a copy of any consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Registration Statement and the Prospectus.

          (l) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

          (m) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

          (n) To use the proceeds of the issuance of the Securities as stated under the caption "Use of Proceeds" in the Prospectus.

          6.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
     represents and warrants to each Underwriter that:

          (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act, and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) the Registration Statement and any amendments thereto will comply in all material respects with the provisions of the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and any supplements thereto will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph
     (a) shall not apply to statements or omissions in the Registration Statement or the Prospectus (or any supplement or amendment to them) based upon information furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein.

          (b) Each preliminary prospectus filed as part of the registration statement, and each preliminary prospectus subsequently filed as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act.

          (c) (i) Each of the Company and the Significant United States Subsidiaries (as defined in Exhibit A hereto) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (ii) each of the Significant non-United States Subsidiaries (as defined in Exhibit A hereto) has been duly formed or incorporated and is validly existing under the laws of its jurisdiction of formation or incorporation and (iii) each of the Company and the Significant United States Subsidiaries and the Significant non-United States Subsidiaries (collectively, the "Significant Subsidiaries") has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership, leasing or operation of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Significant Subsidiaries that are owned by the Company as described in Exhibit A hereto have been duly and validly authorized and issued and are fully paid and non-assessable, and to the extent owned by the Company, are owned free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature other than those created pursuant to the security documents in favor of the Banks under the Credit Agreement and the Amended Credit Agreement (as those terms are defined in the Prospectus).

          (e) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the Securities have been duly authorized and when executed and authenticated in accordance with the provisions of the Indenture and issued and delivered to you against payment therefor as provided in this Agreement will be entitled to the benefits of the Indenture and will be legally valid and binding obligations of the Company.

          (f) This Agreement has been duly authorized, executed and delivered and is a valid and binding agreement of the Company.

          (g) Each of the Amended Credit Agreement and the Indenture has been duly authorized and, on or prior to the Closing Date, will be duly executed and delivered and, on or prior to the Closing Date, will be a valid and binding agreement of the Company. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (h) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus.

          (i) The Securities conform to the description thereof under the caption "Description of Senior Notes" in the Prospectus.

          (j) None of the Company or any Significant Subsidiary is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument, in each case material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries or their respective property is bound.

          (k) The execution, delivery and performance by the Company of this Agreement, the Amended Credit Agreement and the Indenture, compliance by the Company with all the provisions hereof and thereof and the consummation by the Company of the transactions contemplated hereby and thereby, including the issuance of the Securities, will not require any consent, approval, authorization or other order of or filing or registration with, any court, regulatory body, administrative agency or other governmental body (except (i) for the order of the Commission making the Registration Statement effective, (ii) as may be required under the Trust Indenture Act with respect to the Indenture, (iii) as may be required under the securities or Blue Sky laws of the various states, (iv) as may be required in connection with the employee stock ownership plan established in 1989 by the Company (the "ESOP") and (v) as may be required in connection with security documents in favor of the Banks under the Amended Credit Agreement) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any Significant Subsidiary or any agreement, indenture or other instrument material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any Significant Subsidiary or their respective properties, the breach or violation of which is material to the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (l) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its

     Significant Subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such material legal or governmental proceedings are threatened. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (m) Except as otherwise set forth in the Prospectus, none of the Company or any Significant Subsidiary has violated any environmental, safety or similar law applicable to its business, nor any law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder or any similar law, which in each case in the Company's judgment is likely to result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (n) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, (A) each of the Company and the Significant Subsidiaries has good and sufficient title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by them and (B) all leases described in the Registration Statement to which the Company or any Significant Subsidiary is a party are valid and binding and no material default has occurred or is continuing thereunder. The Company and each of the Significant Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Significant Subsidiary.

          (o) Price Waterhouse LLP are independent public accountants with respect to the Company as required by the Act.

          (p) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply subject to year-end adjustments in the case of quarterly numbers; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (q) Except as set forth in the Prospectus, (A) the Company and each Significant Subsidiary have such permits, licenses, franchises and authorizations of, or other rights issued by, governmental or regulatory authorities ("permits") as are necessary to own, lease and operate their respective material properties and to conduct their respective businesses substantially in the manner described in the Prospectus; (B) the Company and each Significant Subsidiary have substantially fulfilled and performed all of their respective material obligations with respect to such permits and (C) none of the Company or any Significant Subsidiary has received any notice of proceedings relating to the revocation or modification of such permit which, in the judgment of the Company, is likely to result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (r) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (s) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company except pursuant to the Preferred Stock Purchase Agreement dated March 6, 1992 between the Company, First Capital Corporation of Chicago and Madison Dearborn Partners VIII, the Series A3 Preferred Stock Purchase Agreement dated May 7, 1992 between the Company, Heine Securities

     Corporation and Mutual Series Fund Inc., the Stock Purchase Agreement dated November 2, 1989 between the Company and LaSalle Bank, as trustee for The Interlake Corporation Employee Stock Ownership Plan, or the Rights Agreement dated January 26, 1989, as amended, between the Company and The First National Bank of Chicago (the "Rights Agreement").

          (t) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency which prevents the issuance of the Securities; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued which would prevent the issuance of the Securities; and no action, suit or proceeding is pending against or affecting or, to the knowledge of the Company, threatened against, the Company before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would (a) interfere with or adversely affect the issuance of the Securities or (b) in any manner draw into question the validity of this Agreement, the Amended Credit Agreement, the Indenture, the issuance of the Securities or any of the transactions contemplated hereby or thereby.

          (u) None of the Company or any Significant Subsidiary is involved in any material labor dispute nor, to the knowledge of the Company, is any material labor dispute threatened that, in the judgment of the Company, is likely to result in a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (v) Except pursuant to the Rights Agreement, the terms of the Company's Convertible Preferred Stock, as that term is defined in the Registration Statement under the heading "Description of Senior Notes" (and the other securities for which or into which such Convertible Preferred Stock is exchangeable or convertible), or awards previously granted by the Company pursuant to its compensation or incentive plans or pursuant to the Hoeganaes Agreements (as defined in the Indenture), there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any Significant Subsidiary.

          (w) To the best of the Company's knowledge, after due inquiry, none of the Company or any subsidiary of the Company does business with the government of Cuba or with any person or affiliate located in Cuba and the Company and each subsidiary of the Company have complied to the extent necessary with all provisions of Florida H.B. 1771.

          (x) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Closing Date, except as set forth in the Prospectus, neither the Company nor any subsidiary has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the subsidiaries taken as a whole.

          (y) All tax returns required to be filed by the Company or any of the Significant Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

          (z) The Company and each Significant Subsidiary maintains insurance covering their properties, operations, personnel and businesses insuring against such losses and risks as is adequate, in the opinion of the Company, to protect the Company and its Significant Subsidiaries and their businesses. Neither the Company nor any Significant Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          7.   Indemnification.
               ---------------

          (a) The Company agrees to indemnify and hold harmless (i) each Underwriter, (ii) each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and
     (iii) the respective officers, directors, partners, employees, representatives and agents of any Underwriter (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action or any investigation or proceeding by any governmental agency or body commenced or threatened, including the reasonable fees of and expenses of counsel to the Indemnified Person) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (if used within the period set forth in Section 5(e) hereof, as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Underwriter expressly for use therein and (ii) the Company shall not be liable to any Underwriter under this
     Section 7(a) with respect to any preliminary prospectus to the extent that such loss, claim, damage, liability or judgment results from the fact that any of the Underwriters sold any Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented, if (A) such copy of the Prospectus corrected such untrue or alleged untrue statement or such omission or alleged omission and (B) the Company has previously furnished copies thereof to such Underwriter.

          (b) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought against any Indemnified Person, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company pursuant to Section 7(a) hereof, such Indemnified Person shall promptly notify the Company in writing (provided that failure to give such notice shall not relieve the Company of its obligations pursuant to this Section 7, other than liabilities incurred as a result of failure to give such prompt notice) and the Company shall assume the defense thereof, including the employment of counsel selected by the Company and reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any such Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company and which make joint representation impractical or imprudent in the reasonable opinion of such counsel (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by DLJ and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company or if there is a final judgment for the plaintiff, the Company agrees to indemnify and hold any Indemnified Person harmless from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), the Underwriter shall have the rights and duties given to the Company by
     Section 7(b) hereof (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter by Section 7(b) hereof.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause
     (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter had otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

          (e) The statements with respect to the offering of the Securities on the cover page of the Prospectus, the first paragraph on page 2 of the Prospectus and under the caption "Underwriting" in the Prospectus constitute the only information heretofore furnished to the Company in writing, expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any preliminary prospectus.

          8.   Conditions of Underwriters' Obligations.  The several obligations
               ---------------------------------------
of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) (i) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, (ii) at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best knowledge of the Company, threatened by the Commission and (iii) no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c)(i) Since the date of the latest balance sheet included in the Registration Statement, except as disclosed therein, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the financial condition, business, properties, net worth, results of operations, earnings or business prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, (ii) since the date of the latest balance sheet included in the Registration Statement, except as disclosed therein, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in or contemplated by the Registration Statement, except as disclosed therein, (iii) the Company and the

     Significant Subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by W. Robert Reum and Stephen Gregory, in their respective capacities as the President and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), (c), (j) and (k) of this Section 8.

          (d) You shall have received on the Closing Date an opinion, dated the Closing Date, of Stephen R. Smith, counsel for the Company, substantially in the form attached hereto as Exhibit B.

          (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Jones, Day, Reavis & Pogue, counsel for the Company, substantially in the form attached hereto as Exhibit C.

          (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Davis Polk & Wardwell, your counsel, as to the matters referred to in clauses 1, 3 and 4 of Exhibit C hereto and to the further effect that the statements contained under the captions "Description of Senior Notes" and "Underwriting" in the Prospectus, insofar as they purport to summarize certain provisions of the documents or statutes referred to therein, taken together, present fair summaries of such provisions. Such counsel shall also state that the Registration Statement and the Prospectus (except for the financial statements, financial schedules and other financial data included or incorporated by reference therein as to which such counsel need not express an opinion) comply as to form in all material respects with the Act and the rules and regulations thereunder and that no facts have come to such counsel's attention that cause them to believe that the Registration Statement and the Prospectus included therein (except for financial statements, financial schedules and other financial data included or incorporated by reference therein as to which such counsel need not express an opinion), at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions), as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. In giving such opinion with respect to the matters covered by the foregoing sentence, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and review and discussion of the contents thereof (including the documents incorporated by reference), but are without independent check or verification except as specified.

          (g) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Price Waterhouse LLP, independent public accountants, with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Price Waterhouse LLP on the date of this Agreement.

          (h) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements contained herein and required to be performed or complied with by the Company at or prior to the Closing Date.

          (i) On or before the Closing Date, you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, confirming that the Amended Credit Agreement shall have become effective on or before the Closing Date and a copy of each of such documents shall be attached thereto.

          (j) The Company shall have paid or made provision for payment of the Loan Repayments (as defined in the Prospectus) in an aggregate amount of at least $95 million.

          (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have issued as of the Closing Date which would prevent the issuance of the Securities.

          (l) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

          All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company will furnish you with conformed copies of such opinions, certificates, letters and other documents as you may reasonably request.

          9.  Effective Date of Agreement and Termination.  This Agreement shall
              -------------------------------------------
become effective upon the later of (i) execution of this Agreement, (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission and (iii) if a post-effective amendment is required to be filed pursuant to 430A under the Act, the effectiveness of such post-effective amendment.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in or affecting the financial condition of the Company and its subsidiaries, taken as a whole, or the earnings or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your reasonable judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions in the financial markets of the United States or elsewhere that, in your reasonable judgment, is material and adverse and that, in your reasonable judgment would make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market or limitation on prices for securities on any such exchange or The Nasdaq Stock Market (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company and its Significant Subsidiaries, (v) the declaration of a banking moratorium by either federal, New York State or Illinois authorities, (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the financial markets in the United States or (vii) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization after the date hereof, provided, that in the case of such "watch
                                    --------
list" placement, termination shall be permitted only if such placement would, in the judgment of any Underwriter, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or materially impair the investment quality of the Securities.

          10.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Company, to 550 Warrenville Road, Lisle, Illinois 60532, Attention: Vice President and General Counsel, and (b) if to any Underwriter, to or c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention:
Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of you set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by you because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them in connection herewith.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, you, any controlling persons referred to herein and each such person's respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from you merely because of such purchase.

          11.  Defaults.  If, on the Closing Date, any of the Underwriters shall
               --------
fail or refuse to purchase Securities in an aggregate principal amount that exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriters or the Company, except as otherwise provided in Section 9. In any such case that does not result in termination of this Agreement, the Underwriters or the Company may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default by any such Underwriter in this Agreement.

          This Agreement shall be governed and construed in accordance with the internal laws of the State of New York as applied to contracts made and performed entirely within the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between you and the Company.


                                                  Very truly yours,

                                                  THE INTERLAKE CORPORATION



                                                  By____________________________
                                                    Title:



Accepted and Agreed to:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By__________________________
   Title:



CS FIRST BOSTON CORPORATION


By__________________________
   Title:

                                  Schedule I
                                  ----------


                                                      Principal Amount
                                                       of Securities
                                                           to be
Underwriter                                              Purchased
- -----------                                              ---------
Donaldson, Lufkin & Jenrette
 Securities Corporation

CS First Boston Corporation



Total                                                    $100,000,000

                                                                       EXHIBIT A
                                                                       ---------

                              LIST OF SUBSIDIARIES
                           THE INTERLAKE CORPORATION

                    "Significant United States Subsidiaries"
                are those with one asterisk before their names;
                  "Significant non-United States Subsidiaries"
                are those with two asterisks before their names

                                                                               State or Country
Corporate Name                            Parent Company                       of Incorporation
- --------------                            --------------                       ----------------
Acme Gerrard Limited                      Precis (935) Limited                 England
**Acme Strapping Inc.                     Interlake Packaging Corporation      Canada
                                          The Interlake Companies, Inc.
Apton GmbH                                Dexion GmbH                          Germany
Arwood International, Inc.                Interlake ARD Corporation            New Jersey
*Chem-tronics, Inc.                       The Interlake Companies, Inc.        California
Ciceri & Company Limited                  Dexion Group plc                     England
Conco-Tellus Inc.                         The Interlake Companies, Inc.        Delaware
Construction & Industrial Supplies        Dexion International Limited         England
Limited
Dexion-Aura GmbH                          Dexion GmbH                          Germany
Dexion (Australia) Pty. Ltd.              Interlake DRC Limited                New South
                                                                               Wales,
                                                                               Australia
Dexion Control Systems Limited            Dexion International Limited         England
**Dexion GmbH                             Dexion Holding GmbH                  Germany
**Dexion Group plc                        Interlake DRC Limited                England
**Dexion Holding GmbH                     Dexion Group plc                     Germany
Dexion Holdings Limited                   Dexion Group plc                     England
Dexion Incorporated                       The Interlake Companies, Inc.        Delaware
**Dexion International Limited            Dexion Group plc                     England
Dexion Limited                            Dexion International Limited         England
Dexion (North Asia) Ltd.                  The Interlake Companies, Inc./1/     Hong Kong

        __________________________________

               /1/20% owned by Peter Kedge

                                                                               State or Country
Corporate Name                            Parent Company                       of Incorporation
- --------------                            --------------                       ----------------
Dexion Produktions GmbH                   Dexion Holding GmbH                  Germany
Dexion S.A.                               Dexion Holding GmbH                  France
Dexion sro                                Dexion Holding GmbH                  Czech
Gary Steel Supply Company                 The Interlake Companies, Inc.        Illinois
*Hoeganaes Corporation                    The Interlake Companies, Inc./2/     Delaware
Hoeganaes Development, Inc.               Hoeganaes Corporation                Delaware
Interlake ARD Corporation                 The Interlake Companies, Inc.        Delaware
Interlake Australian Mining Ventures,     The Interlake Companies, Inc.        Ohio
Inc.
*Interlake DRC Limited                    The Interlake Companies, Inc.        Delaware
Interlake Foreign Sales Corporation       The Interlake Companies, Inc. (70%)  Barbados, West
                                          Hoeganaes Corporation (30%)          Indies

Interlake Newco Corporation               The Interlake Corporation            Delaware
*Interlake Packaging Corporation          The Interlake Companies, Inc.        Delaware
Interlake Steel Corporation               The Interlake Companies, Inc.        Arizona
Lodi Fab Industries, Inc.                 The Interlake Companies, Inc.        Delaware
Pakseal                                   Power Industries Ltd.                England
Pakseal Industries Limited                Power Industries Limited             England
Pakseal S.A.R.L.                          Power Industries Limited             France
Pakseal S.R.L.                            Power Industries Limited             Italy
Power Industries Limited                  Twicebonus Limited                   England
Power Strap Limited                       Pakseal Industries Limited (50%)     England
                                          Power Industries Limited (50%)
Precis (935) Limited                      Interlake DRC Limited                England
Redirack GmbH                             Dexion GmbH                          Germany
Redirack Limited                          Dexion International Limited         England
S.A. Dexion-Redirack N.V.                 Dexion Group plc                     Belgium
Seal-less Strapping Industries Limited    Acme Strapping Inc.                  Canada

        _____________________________

                /2/20% of captial stock, all of which is voting common stock, is owned by Hoganas Aktiebolag

                                                                               State or Country
Corporate Name                            Parent Company                       of Incorporation
- --------------                            --------------                       ----------------
Southern Countless Storage Equipment      Dexion International Limited         England
Limited
*The Interlake Companies, Inc.            The Interlake Corporation            Delaware
TIC Assurance Ltd.                        The Interlake Companies, Inc.        Cayman Islands
Twicebonus Limited                        Interlake DRC Limited                England
Westore Limited                           Dexion Group plc                     England
Witty & Wyatt Equipment Limited           Dexion International Limited         England

                                   EXHIBIT B

                        [Letterhead of Stephen R. Smith]



                                                            June __, 1995



Donaldson, Lufkin & Jenrette
 Securities Corporation
New York, New York

CS First Boston Corporation
Chicago, Illinois


          Re:  _____% Senior Notes due 2001 of
               The Interlake Corporation
               -------------------------------


Ladies and Gentlemen:

          I am Vice President, Secretary and General Counsel of The Interlake Corporation, a Delaware corporation (the "Company"), and have advised the Company in connection with the purchase by you from the Company of $100,000,000 aggregate principal amount of _____% Senior Notes Due 2001 (the "Securities"), issued pursuant to an indenture dated as of June __, 1995 (the "Indenture") from the Company to Bank One, Columbus, N.A., as trustee (the "Trustee"). This opinion is furnished to you pursuant to Section 8(d) of the Underwriting Agreement dated June __, 1995 (the "Underwriting Agreement") between you and the Company. Certain capitalized terms used herein and not otherwise defined herein are defined in the Underwriting Agreement and are used herein as so defined.

          In my capacity as counsel, I or a member of my staff have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as I have deemed necessary as the basis for the opinions expressed below. In stating my opinion, I have assumed the genuineness of all signatures on original or certified copies, the authenticity of all documents submitted to me as originals and the conformity to original or certified copies of all copies submitted to me as certified or reproduction copies. I have obtained and relied upon such certificates and assurance from public officials as I have deemed appropriate. I have investigated

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 2



such questions of law for the purpose of rendering this opinion as I have deemed necessary. I do not herein express any opinion with respect to the subject transactions as to any matters governed by any laws other than the General Corporation Law of the State of Delaware and United States federal law.

          A. Based on the foregoing, and subject to the assumptions, qualifications and limitations set forth below I am of the opinion that:

          1. Each Significant United States Subsidiary (i) has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to conduct its business as it is currently being conducted and (iii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

          2. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

          3. All of the outstanding shares of capital stock of each Significant United States Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. All such shares, other than 20% of the outstanding shares of Hoeganaes Corporation, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, other than those created pursuant to the security documents in favor of the lenders under the Amended Credit Agreement.

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 3



          4. The Securities have been duly authorized by all necessary corporate action of the Company.

          5. The Underwriting Agreement has been duly authorized by all necessary corporate action of the Company and has been duly executed and delivered by the Company.

          6. The Amended Credit Agreement has been duly authorized by all necessary corporate action of the Company and has been dully executed and delivered by the Company.

          7. The Indenture has been duly authorized by all necessary corporate action of the Company and has been duly executed and delivered by the Company.

          8. The execution, delivery and performance by the Company of the Underwriting Agreement, the Amended Credit Agreement and the Indenture, the compliance by the Company with all the provisions thereof and the consummation by the Company of the transactions contemplated thereby, including issuance of the Securities, will not (a) result in the violation by the Company of any Delaware corporate or federal statute, rule or regulation (except that with respect to the Act and the Exchange Act, my opinion is limited to the matters expressed in paragraphs B and C below and it being understood that you have not requested and I am not expressing any opinion as to any state securities or "Blue Sky" laws), (b) conflict with or constitute or result in a breach or violation by the Company or any Significant United States Subsidiary of any of the terms or provisions of, or constitute a default by the Company or any Significant United States Subsidiary under, any indenture, loan agreement or other agreement to which the Company or any Significant United States Subsidiary is a party or by which any of such entities is bound and which is material to the Company and its subsidiaries, taken as a whole, (c) conflict with or result in a default under the certificate of incorporation or bylaws of the Company or any Significant United States Subsidiary, in each case as amended through the date hereof, or (d) violate or conflict with any judgment, order or decree of any court or governmental authority or body binding upon the Company or any Significant United States Subsidiary or any of their respective properties.

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Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 4



          9. None of the Company or the Significant United States Subsidiaries is in violation of its respective charter or by-laws and none of the Company or any Significant United States Subsidiary is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any Significant United Subsidiary is a party or by which the Company or any Significant United States Subsidiary or their respective property is bound and which is material to the conduct of the business of the Company and its subsidiaries, taken as a whole.

          10. There are no legal or governmental proceedings pending or threatened which are known to me after due inquiry, or contracts or other documents of a character required to be described in the Registration statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

          11. To the best of my knowledge (a) no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency which prevents the issuance by the Company of the Securities; (b) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued which would prevent the issuance by the Company of the Securities; (c) no action, suit or proceeding is pending against or affecting or threatened against, the Company before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would (i) interfere with or adversely affect the issuance of the Securities; or (ii) in any manner draw into question the validity of the Underwriting Agreement, the Amended Credit Agreement, the Indenture, the issuance of the Securities or any of the transactions contemplated thereby.

          B. I have participated in the preparation of the Registration Statement, the Prospectus and the documents filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus

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

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 5



(collectively, the "Incorporated Documents"). From time to time, in connection therewith, I have had discussions with the officers, directors and employees of the Company, Price Waterhouse LLP, who examined certain of the financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and Prospectus, Jones, Day, Reavis & Pogue, the Company's outside counsel retained in connection with the Registration Statement, your representatives and your counsel concerning the information contained in the Registration Statement and the Prospectus and the proposed responses to various items in Form S-2. I have not independently verified and am not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus. Based upon the participation and discussions described above, however, no facts have come to our attention that cause us to believe that (i) the Registration Statement and the Prospectus (except for the financial statements, financial schedules and other financial and statistical data included or incorporated by reference therein and the Statement of Eligibility on Form T-1 of the Trustee as to which we express no opinion), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) the Prospectus (with the foregoing exceptions), as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          C. The Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of my knowledge no proceedings for that purpose are pending or threatened by the Commission.

          This opinion is furnished by me, as counsel for the Company, solely for your benefit and solely with respect to the purchase of the Securities from the Company by you, upon the understanding that I am not hereby assuming any

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Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 6



professional responsibility to any other person whatsoever. Unless otherwise expressly indicated, each of the matters set forth herein is as of the date hereof, and I hereby undertake no, and disclaim any, obligation to advise you of any change in matters set forth herein or upon which this opinion is based.


                                                 Very truly yours,

                                   EXHIBIT C

                               [JDRP Letterhead]


                                             June __, 1995


Donaldson, Lufkin & Jenrette
 Securities Corporation
New York, New York

CS First Boston Corporation
Chicago, Illinois

          Re:  __% Senior Notes due 2001 of
               The Interlake Corporation
               ----------------------------


Ladies and Gentlemen:

          We have acted as counsel for The Interlake Corporation (the "Company") in connection with the purchase by you from the Company of $100,000,000 aggregate principal amount of ___% Senior Notes Due 2001 (the "Securities"), issued pursuant to an indenture dated as of June __, 1995 (the "Indenture") from the Company to Bank One, Columbus, N.A., as trustee (the "Trustee"). This opinion is furnished to you pursuant to Section 8(e) of the Underwriting Agreement dated June __, 1995 (the "Underwriting Agreement") between you and the Company. Certain capitalized terms used herein and not otherwise defined herein are defined in the Underwriting Agreement and are used herein as so defined.

          In our capacity as counsel, we have examined the originals, or certified, conformed or reproduction copies, of all records, agreements, instruments and documents as we have deemed necessary as the basis for the opinions expressed below. In stating our opinion, we have assumed the genuineness of all signatures on original or certified copies, the authenticity of all documents submitted to us as originals and the conformity to original or certified copies of all copies submitted to us as certified or reproduction copies. We have obtained and relied upon such certificates and assurance from public officials as we have deemed appropriate. We have investigated such questions of law for the purpose of rendering this opinion as we have deemed necessary. We do not herein express any opinion with respect to the subject transactions as to any matters governed by any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and United States federal law.

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 2


          A. Based on the foregoing, and subject to the assumptions, qualifications and limitations set forth below we are of the opinion that:

          1. The Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus.

          2. The Company is duly qualified to do business as a foreign corporation and is in good standing in Illinois.

          3. The Securities have been duly authorized by all necessary corporate action of the Company and when duly executed, authenticated and delivered to you pursuant to the Underwriting Agreement against payment of the consideration therefor as provided therein, will be valid and binding obligations of the Company.

          4. The Underwriting Agreement has been duly authorized by all necessary corporate action of the Company, has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, except as rights to indemnity and contribution thereunder may be limited by applicable laws, including securities laws, public policy considerations underlying such laws, and equitable principles.

          5. The Amended Credit Agreement has been duly authorized by all necessary corporate action of the Company, has been duly executed and delivered by the Company, and constitutes a valid and binding agreement of the Company.

          6. The Indenture has been duly authorized by all necessary corporate action of the Company, has been duly executed and delivered by the Company and has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and constitutes a valid and legally binding instrument of the Company.

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 3



          7. The execution, delivery and performance by the Company of the Underwriting Agreement, the Amended Credit Agreement and the Indenture, the compliance by the Company with all the provisions thereof and the consummation by the Company of the transactions contemplated thereby, including issuance of the Securities, will not (a) result in the violation by the Company of any New York, Delaware corporate or federal statute, rule or regulation, in each case known to us (except that with respect to the Act and the Exchange Act, our opinion is limited to the matters expressed in paragraphs A 8, B, D and E below and it being understood that you have not requested and we are not expressing any opinion as to any state securities or "Blue Sky" laws), (b) conflict with or constitute or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, loan agreement or other material agreement, in each case known to us, to which the Company is a party or by which it is bound, (c) conflict with or result in a default under the Company's Restated Certificate of Incorporation or Bylaws, in each case as amended to the date hereof, or (d) violate any judgment, order or decree known to us of any court or governmental agency or body binding upon the Company or its properties.

          8. No consent, approval, authorization or order of any governmental agency or body is required for the execution, delivery and performance by the Company of the Underwriting Agreement, the Amended Credit Agreement and the Indenture, compliance by the Company with all the provisions thereof and the consummation by the Company of the transactions contemplated thereby, except (a) such as have been obtained under the Act and the Trust Indenture Act, (b) such as may be required under state securities or "Blue Sky" laws and (c) such as may be required in connection with security arrangements under the Amended Credit Agreement.

          9. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          B. We have participated in the preparation of the Registration Statement and the Prospectus other than the

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 4



documents filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (collectively, the "Incorporated Documents"), although we have reviewed and discussed with the Company the contents of the Incorporated Documents. From time to time, in connection therewith, we have had discussions with the officers, directors and employees of the Company, Price Waterhouse LLP, its independent accountants who examined certain of the financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and Prospectus, your representatives and your counsel concerning the information contained in the Registration Statement and the Prospectus and the proposed responses to various items in Form S-2. Based thereupon, we are of the opinion that (1) each of the Incorporated Documents (except for financial statements, financial schedules and other financial and statistical data included or incorporated by reference therein as to which we express no opinion) complied, when filed with the Commission under the Exchange Act, as to form in all material respects with the Exchange Act, and (2) the Registration Statement and the Prospectus (except for the financial statements, financial schedules, and other financial and statistical data included or incorporated by reference therein and the Statement of Eligibility on Form T-1 of the Trustee, as to which we express no opinion), at the time the Registration Statement became effective under the Act, complied as to form in all material respects with the Act.

          C. We are further of the opinion that the statements contained under the captions "Description of Certain Other Indebtedness", "Description of Senior Notes" and the first two paragraphs under the caption "Underwriting" in the Prospectus and in Item 15 of Part II of the Registration Statement insofar as such statements purport to summarize certain provisions of the documents or statutes referred to therein, taken collectively, present fair summaries of such provisions.

          D. The Registration Statement has become effective under the Act, any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by

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Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 5



Rule 424(b) under the Act, to the best of our knowledge no stop order suspending the effectiveness of the Registration Statement has been issued, and to the best of our knowledge no proceedings for that purpose are pending or threatened by the Commission.

          E. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in paragraph (C) above) of the information contained in the Registration Statement and the Prospectus. Based upon the participation and discussions described above, however, no facts have come to our attention that cause us to believe that the Registration Statement and the Prospectus (except for the financial statements, financial schedules and other financial and statistical data included or incorporated by reference therein and the Statement of Eligibility on Form T-1 of the Trustee as to which we express no opinion), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions), as of the date hereof, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          The opinions set forth above are subject to the following assumptions, qualifications and limitations:

          (a) Our opinions in paragraphs 3, 4, 5 and 6 of A above are subject, as to enforceability, to (i) the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (ii) the effects of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless whether considered in a proceeding in equity or at law) and the possible unavailability of the remedy of specific performance or injunctive relief, and (ii) the

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 6



     qualification that there are possible limitations upon the exercise of remedial or procedural provisions contained in the Underwriting Agreement, the Amended Credit Agreement and the Indenture, including without limitation any provision providing for the waiver by the Company or any of its subsidiaries of the right to a jury trial.

          (b) We have assumed, to the extent the obligations of the Company may be dependent on such matters, that: (i) each party to each of the Underwriting Agreement, the Amended Credit Agreement and the Indenture (other than the Company) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) such parties are qualified to do business in every state necessary in order for them to realize the practical benefits of enforcing their rights under the Underwriting Agreement, the Amended Credit Agreement and the Indenture. We also have assumed (i) the due authorization, execution, and delivery of the Underwriting Agreement, the Amended Credit Agreement and the Indenture by all parties thereto (other than the Company), (ii) that each such party has the requisite organizational power and authority to perform its obligations under the Underwriting Agreement, the Amended Credit Agreement and the Indenture and (iii) the validity and the binding effect of the Underwriting Agreement, the Amended Credit Agreement and the Indenture with regard to such parties.

          (c) We express no opinion as to the applicability to the obligations of the Company under the Underwriting Agreement, the Amended Credit Agreement and the Indenture of laws relating to fraudulent transfer, fraudulent obligations or preferential transfer, or any laws governing the distribution of assets of the Company, including without limitation section 548 of chapter 11 of the United States Code.

          (d) For purpose of the opinions expressed in paragraph A 7, the phrase "known to us" means and refers solely to those agreements, orders or decrees

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Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 7



     identified to us in certificates of officers of the Company, agreements listed as exhibits to the Registration Statement and to those matters that the Company has referred to us for legal representation. We have identified those matters by making inquiry of lawyers presently in our firm who, according to our records, have been engaged in legal services on behalf of the Company and by examining certain current records that we maintain for our internal operations. In that process we have not undertaken any independent review of documents or records concerning the Company that are in our possession.

          (e) We express no opinion as to (i) any provision of any document purporting to provide for the payment of interest on interest or (ii) the effect of the laws of any jurisdiction, other than the State of New York, that limit rates of interest that may be charged or collected under the Amended Credit Agreement, the Indenture or the Securities. In addition, we wish to point out that the enforceability of indemnities in any document to which the Company or any of its subsidiaries is a party may be subject to limitations based upon public policy considerations.

          (f) As to certain factual matters, we have relied upon certificates of officers of the Company without any independent investigation or verification whatsoever. In addition, in rendering the opinions in paragraph A 1 with respect to the good standing of the Company and the opinion in paragraph A 2, we have relied solely upon certificates issued by governmental entities and representations made by Corporation Service Company without any independent investigation or verification whatsoever.

          (g) You have not requested and we are not expressing any opinion as to any state securities or "Blue Sky" laws.

          This opinion is furnished by us, as counsel for the Company, solely for your benefit and solely with respect to the purchase of the Securities from the Company by you,

Donaldson, Lufkin & Jenrette
  Securities Corporation
CS First Boston Corporation
June __, 1995
Page 8



upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever. Unless otherwise expressly indicated, each of the matters set forth herein is as of the date hereof, and we hereby undertake no, and disclaim any, obligation to advise you of any change in matters set forth herein or upon which this opinion is based.


                                              Very truly yours,

                                       42